Exhibit 10.1

EXECUTION VERSION

SIXTH AMENDMENT

SIXTH AMENDMENT, dated as of February 3, 2017 (this “Amendment”), to the Credit Agreement (as defined below), is entered into among ACTIVISION BLIZZARD, INC., a Delaware corporation (the “Borrower”), each of the other Loan Parties (as defined in the Credit Agreement), the Revolving Credit Lenders, the Refinancing Tranche A Term Lenders (as defined below), the Administrative Agent (as defined below), each L/C Issuer and the Swing Line Lender (each, as defined in the Credit Agreement).

W I T N E S S E T H:

WHEREAS, the Borrower has entered into that certain Credit Agreement, dated as of October 11, 2013 (as amended by the First Amendment, dated as of November 2, 2015, the Second Amendment, dated as of November 13, 2015, the Third Amendment, dated as of December 14, 2015, the Fourth Amendment, dated as of March 31, 2016, and the Fifth Amendment, dated as of August 23, 2016, the “Credit Agreement”), among the Borrower, the Guarantors (as defined therein) party thereto from time to time, BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”), Swing Line Lender and an L/C Issuer, JPMORGAN CHASE BANK, N.A., as an L/C Issuer, and each lender from time to time party thereto (collectively, the “Lenders”);

WHEREAS, the Borrower has requested that, as of the 2017 Refinancing Amendment Effective Date (as defined below), the Persons set forth on Schedule I hereto (the “Refinancing Tranche A Term Lenders”) make available to the Borrower a term loan “A” facility in the form of an additional credit facility added to the Credit Agreement pursuant to and in accordance with Section 10.01 of the Credit Agreement (the “Refinancing Tranche A Term Facility,” the commitments thereunder, the “Refinancing Tranche A Term Commitments,” and the loans thereunder, the “Refinancing Tranche A Term Loans”), in an aggregate principal amount of $2,550,781,213.27 and upon the terms and subject to the conditions set forth herein, the proceeds of which shall be used for the repayment in full of all Term Loans outstanding under, and as defined in, the Credit Agreement immediately prior to the Refinancing Facility Amendments Effective Time (as defined below), together with all accrued and unpaid interest thereon through the 2017 Refinancing Amendment Effective Date (as defined below) (such interest, the “Prepaid Interest”) (collectively, the “Prepayment”), and the Refinancing Tranche A Term Lenders, the other Lenders party hereto, the Administrative Agent, the L/C Issuers and the Swing Line Lender agree thereto;

WHEREAS, immediately prior to the effectiveness of the Refinancing Facility Amendments (as defined below), the Lenders party hereto constitute the Required Lenders and other Lenders the consent of which is required pursuant to Section 10.01;

WHEREAS, immediately following the effectiveness of the Refinancing Facility Amendments and the Prepayment, the Revolving Credit Lenders and the Refinancing Tranche A Term Lenders will constitute all Lenders under the Credit Agreement, as amended hereby;

WHEREAS, immediately following the effectiveness of the Refinancing Facility Amendments and the Prepayment, the Revolving Credit Lenders and the Refinancing Tranche A Term Lenders, then constituting all Lenders under the Credit Agreement, as amended hereby (including the L/C Issuers and the Swing Line Lender) and the Administrative Agent wish and agree to effect the Guarantor Release (as defined below), as set forth in Section 1.3 below;

WHEREAS, immediately following the effectiveness of the Guarantor Release, pursuant to Section 10.01 of the Credit Agreement, as amended hereby, the Borrower, the Revolving Credit Lenders and the Refinancing Tranche A Term Lenders, then constituting all Lenders under the Credit Agreement, as amended hereby (including the L/C Issuers and the Swing Line Lender) and the Administrative Agent wish and agree to amend the Credit Agreement, as then amended hereby, as set forth in Section 1.4 below;

WHEREAS, Bank of America, N.A. will act as sole lead arranger and bookrunner for the Amendment;

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.1  Defined Terms.  Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

Section 1.2  Refinancing Tranche A Commitments.

(a)           Subject to the terms and conditions set forth herein and in the Credit Agreement, as amended hereby, each Refinancing Tranche A Term Lender severally agrees to make Refinancing Tranche A Term Loans in Dollars to the Borrower on the 2017 Refinancing Amendment Effective Date in an aggregate principal amount set forth opposite such Refinancing Tranche A Term Lender’s name on Schedule I hereto.

(b)           The proceeds of the Refinancing Tranche A Term Loans shall be used for the Prepayment.

(c)           Effective as of the 2017 Refinancing Amendment Effective Date upon the occurrence of the Refinancing Facility Amendments Effective Time, a borrowing consisting of simultaneous Refinancing Tranche A Term Loans of the same Type and currency and, in the case of Eurodollar Rate Loans, having the same Interest Period made by each of the Refinancing Tranche A Term Lenders shall be deemed to be a “Term Borrowing,” the Refinancing Tranche A Term Commitments shall be deemed to constitute “Term Commitments” and Schedule 1.01A to the Credit Agreement shall be deemed to include Schedule I hereto, the Refinancing Tranche A Term Facility shall be deemed to be a “Facility” and a “Term Facility,” in each case, different than the Term Facility under the Credit Agreement in effect immediately prior to the Refinancing Facility Amendments Effective Time, the Lenders holding the Refinancing Tranche A Term Commitments shall be deemed to be “Term Lenders,” and the Refinancing Tranche A Term Loans shall be deemed to be “Term Loans,” in each case, of a different Class than the Term Borrowings, Term Commitments, Term Facility, Term Lenders and Term Loans under the Credit Agreement in effect immediately prior to the Refinancing Facility Amendments Effective Time, and, in each case, for all purposes of the Credit Agreement, as amended hereby, and the other Loan Documents (as amended by the Refinancing Facility Amendments).  In addition, effective as of the 2017 Refinancing Amendment Effective Date upon the occurrence of the Refinancing Facility Amendments Effective Time, for the purposes of Sections 2.01(a) and 2.02(a) of the Credit Agreement with respect to funding of the Refinancing Tranche A Term Loans, references to “2016 Refinancing Amendment Effective Date” shall be deemed to be references to “2017 Refinancing Amendment Effective Date.”

(d)           For the avoidance of doubt, no further amounts shall become due and payable with respect to the Prepaid Interest paid by the Borrower on the 2017 Refinancing Amendment Effective Date following the 2017 Refinancing Amendment Effective Date (including, without limitation, on the Interest Payment Date immediately following the 2017 Refinancing Amendment Effective Date). Additionally, for the avoidance of doubt, after giving effect to this Amendment, the Refinancing Tranche A Term Loans will bear interest at the same rate as the Term Loans outstanding immediately prior to the 2017 Refinancing Amendment Effective Date.

Section 1.3  Guarantor Release.  Effective as of the 2017 Guarantor Release Effective Date (as defined below) upon the occurrence of the Guarantor Release Effective Time (as defined below):

(a)           all of the Guarantors listed on Schedule II hereto shall be automatically, with no further action, released from their respective obligations under the Credit Agreement, as amended hereby, and the Guaranty of such Guarantors shall thereupon automatically, with no further action, terminate and be discharged and of no further force or effect (the “Guarantor Release”).

Section 1.4  Amended Credit Agreement.  Effective as of the 2017 Credit Agreement Amendment Effective Date upon the occurrence of the Credit Agreement Amendment Effective Time (each, as defined below), the Credit Agreement, as amended hereby, is hereby further amended as follows:

(a)           By adding the following new definitions, to appear in the proper alphabetical order in Section 1.01:

“2017 Refinancing Amendment Effective Date” means the date on which the conditions of Section 1.6(a) of the Sixth Amendment are satisfied.”

“Sixth Amendment” means the Sixth Amendment, dated as of February 3, 2017, by and among the Borrower, the other Loan Parties, the Administrative Agent and the Lenders party thereto.”

(b)           By amending and restating clause (a) of the definition of “Guarantor” in Section 1.01 as follows:

“(a) those Subsidiaries that issue a Guaranty of the Obligations after the 2017 Guarantor Release Effective Date (as defined in the Sixth Amendment) pursuant to Section 6.11, in each case, other than Excluded Subsidiaries and”

(c)           By (I) deleting clause (c)(iii) of the definition of “Permitted Investments” in Section 1.01 in its entirety, (II) deleting “;” appearing at the end of clause (c)(i) of the definition of “Permitted Investments” in Section 1.01 and replacing it with “; and” and (III) deleting “; and” appearing at the end of clause (c)(ii) of the definition of “Permitted Investments” in Section 1.01 and replacing it with “;”.

(d)           By deleting “$2,875,000,000” appearing in the last sentence of the definition of “Term Commitment” in Section 1.01 and replacing it with “$2,550,781,213.27.”

(e)           By deleting the phrase “2016 Refinancing Amendment Effective Date” appearing in Sections 2.01(a) and 2.02(a) and replacing it with the phrase “2017 Refinancing Amendment Effective Date.”

(f)            By amending and restating Section 6.11 as follows:

“Section 6.11        Future Guarantors

The Borrower shall have the right, in consultation with the Administrative Agent, to add any Subsidiary as a Guarantor, upon five days’ written notice to the Administrative Agent, pursuant to a joinder agreement reasonably acceptable to the Administrative Agent or comparable documentation; provided that the Administrative Agent shall have received all documentation and other information with respect to such Subsidiary required pursuant to Section 10.20; provided, further, that the Borrower shall not have the right to add any Foreign Subsidiary as a Guarantor without the consent of the Administrative Agent.”

(g)           By amending and restating the first chart appearing in Schedule 1.01A as follows:

Lender	Term Commitment
Bank of America, N.A.	$295,065,446.19
JPMorgan Chase Bank, N.A.	$295,065,446.19
The Bank of Tokyo-Mitsubishi, UFJ Ltd.	$253,154,555.85
Mizuho Bank, Ltd.	$253,154,555.85
SunTrust Bank	$253,154,555.85
Wells Fargo Bank, N.A.	$253,154,555.85
Bank of Montreal	$191,455,014.42
U.S. Bank National Association	$170,182,235.05
Citibank, N.A.	$170,182,235.05
Goldman Sachs Bank USA	$93,525,805.11
PNC Bank National Association	$70,174,728.26
State Bank of India, New York	$59,255,509.05
Bank of China, Los Angeles Branch	$50,790,436.32
Mercantil Commercebank, N.A.	$29,745,515.75
Crédit Industriel et Commercial, New York Branch	$28,069,891.30
Bank of Taiwan, Los Angeles Branch	$16,930,145.43
Chang Hwa Commercial Bank, Ltd., Los Angeles Branch	$16,930,145.43
First Commercial Bank, Ltd., A Republic of China Bank Acting Through Its Los Angeles Branch	$16,930,145.43
Hua Nan Commercial Bank, Ltd, Los Angeles Branch	$12,697,609.07
Taiwan Business Bank, Los Angeles Branch	$12,697,609.07
BankPlus	$8,465,072.75
Total:	$2,550,781,213.27

For the avoidance of doubt, effective as of the 2017 Credit Agreement Amendment Effective Date upon the occurrence of the Credit Agreement Amendment Effective Time, the Refinancing Tranche A Term Commitments shall constitute “Term Commitments,” the Refinancing Tranche A Term Lenders shall constitute “Term Lenders” and the Refinancing Tranche A Term Loans shall constitute “Term Loans,” in each case, for all purposes of the Credit Agreement and the other Loan Documents, as amended hereby.

Section 1.5  Representations and Warranties, No Default.  In order to induce the respective Lenders party hereto and the Administrative Agent to enter into this Amendment, the Borrower represents and warrants to each of the Lenders party to this Amendment and the Administrative Agent that on and as of the 2017 Refinancing Amendment Effective Date, after giving effect to this Amendment:

(a)           the representations and warranties of each Loan Party contained in Article V (other than Section 5.05(b)) of the Credit Agreement are true and correct in all material respects as if made on and as of the 2017 Refinancing Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date; provided that, to the extent that such representations and warranties are qualified by materiality, material adverse effect or similar language, they shall be true and correct in all respects;

(b)           no Default or Event of Default exists or would result from the effectiveness of this Amendment or from the application of the proceeds of the Refinancing Tranche A Term Loans; and

(c)           the execution, delivery and performance of this Amendment by the Borrower have been duly authorized by all necessary corporate or other action on the part of the Borrower, has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except to the extent that the enforceability hereof may be limited by Debtor Relief Laws and by general principles of equity.

Section 1.6  Effectiveness.

(a)           The amendments under Section 1.2 (collectively, the “Refinancing Facility Amendments”) shall become effective on the date (the “2017 Refinancing Amendment Effective Date”) and at the time (the “Refinancing Facility Amendments Effective Time”) on and at which each of the following conditions is satisfied or waived:

i.              the Administrative Agent shall have received a counterpart of this Amendment (A) executed by (I) the Borrower, (II) the Required Lenders and (III) the Refinancing Tranche A Term Lenders and (B) acknowledged and agreed by each of the Guarantors;

ii.             the Administrative Agent shall have received such closing certificates or certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of the Borrower as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment;

iii.            the Administrative Agent shall have received such documents and certifications as the Administrative Agent may reasonably require to evidence that the Borrower is duly organized or formed;

iv.            the Administrative Agent shall have received an executed legal opinion of Debevoise & Plimpton LLP, counsel to the Borrower, addressed to the Administrative Agent, each Refinancing Tranche A Term Lender and each other Lender party to this Amendment, dated the 2017 Refinancing Amendment Effective Date and in form and substance reasonably satisfactory to the Administrative Agent;

v.             the representations and warranties of each Loan Party contained in Article V (other than Section 5.05(b)) of the Credit Agreement  or any other Loan Document shall be true and correct in all material respects on and as of the 2017 Refinancing Amendment Effective Date (except to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct as of such earlier date); provided that, to the extent that such representations and warranties are qualified by materiality, material adverse effect or similar language, they shall be true and correct in all respects; and

vi.            no Default or Event of Default exists or would result from the effectiveness of this Amendment or from the application of the proceeds of the Refinancing Tranche A Term Loans.

(b)           The Guarantor Release shall become effective on the date (the “2017 Guarantor Release Effective Date”) and at the time (the “Guarantor Release Effective Time”) at which each of the following conditions is satisfied:

i.              the Refinancing Facility Amendments Effective Time shall have occurred;

ii.             the Administrative Agent shall have received a counterpart of this Amendment executed by all Revolving Credit Lenders; and

iii.            the Prepayment shall have occurred.

(c)           The Credit Agreement Amendment shall become effective on the date (the “2017 Credit Agreement Amendment Effective Date”) and at the time (the “Credit Agreement Amendment Effective Time”) on and at which the Guarantor Release Effective Time shall have occurred.

The delivery of a counterpart of this Amendment executed by the Administrative Agent and each Lender party to this Amendment shall conclusively be deemed to constitute an acknowledgement by the Administrative Agent and each Lender party to this Amendment that each of the conditions precedent set forth in this Section 1.6(a), (b) and (c), as applicable, shall have been satisfied in accordance with its terms or shall have been irrevocably waived by such Person.

The Administrative Agent shall notify the Borrower and the Lenders in writing of each of the 2017 Refinancing Amendment Effective Date, the 2017 Guarantor Release Effective Date and the 2017 Credit Agreement Amendment Effective Date, as applicable, promptly upon the respective conditions precedent in this Section 1.6 being satisfied (or waived in accordance with this Section 1.6), and such notice shall be conclusive and binding.

Section 1.7  Expenses.  The Borrower shall pay all reasonable out-of-pocket expenses of the Administrative Agent incurred in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, if any (including the reasonable fees, disbursements and other charges of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent) in accordance with Section 10.04 of the Credit Agreement.

Section 1.8  Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 1.9  Applicable Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

Section 1.10  Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 1.11  Loss of FATCA Grandfathering.  For purposes of determining Taxes imposed under FATCA, from and after the First Amendment Effective Date (as defined in the First Amendment), the Borrower and the Administrative Agent have treated, and from and after the 2017 Refinancing Amendment Effective Date shall continue to treat (and the Lenders hereby authorize the Administrative Agent to treat), the Loans (including the Refinancing Tranche A Term Loans, any Revolving Credit Loans and any Swing Line Loans) as not qualifying as “grandfathered obligations” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

Section 1.12  Effect of Amendment.  Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Borrower under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document.  Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement (including, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and the Fifth Amendment) or any other Loan Document (including the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and the Fifth Amendment) is hereby ratified and reaffirmed in all respects and shall continue in full force and effect and nothing herein can or may be construed as a novation thereof.  The Borrower reaffirms its obligations under the Loan Documents to which it is party.  This Amendment shall constitute a Loan Document for purposes of the Credit Agreement and from and after the 2017 Refinancing Amendment Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment.  The Borrower hereby consents to this Amendment and confirms that all obligations of the Borrower under the Loan Documents to which it is a party shall continue to apply to the Credit Agreement, as amended hereby.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

ACTIVISION BLIZZARD, INC.

By:	/s/ Dennis Durkin
Name: Dennis Durkin
Title: Chief Financial Officer and Treasurer

[Signature Page to Sixth Amendment]

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Tiffany Shin
Name: Tiffany Shin
Title:Vice President

BANK OF AMERICA, N.A.,
as Swing Line Lender and L/C Issuer

By:	/s/ My-Linh Yoshiike
Name: My-Linh Yoshiike
Title:Vice President

BANK OF AMERICA, N.A.,
as Lender

By:	/s/ My-Linh Yoshiike
Name: My-Linh Yoshiike
Title:Vice President

[Signature Page to Sixth Amendment]

JPMorgan Chase Bank, N.A.,
as Lender

By:	/s/ Peter Christensen
Name: Peter Christensen
Title: Vice President

[Signature Page to Sixth Amendment]

The Bank of Tokyo-Mitsubishi, UFJ Ltd.,
as Lender

By:	/s/ Lillian Kim
Name: Lillian Kim
Title: Director

[Signature Page to Sixth Amendment]

Mizuho Bank, Ltd.,
as Lender

By:	/s/ Daniel Guevara
Name: Daniel Guevara
Title: Authorized Signatory

[Signature Page to Sixth Amendment]

SUNTRUST BANK,
as Lender

By:	/s/ Cynthia W. Burton
Name: Cynthia W. Burton
Title: Director

[Signature Page to Sixth Amendment]

Wells Fargo Bank, N.A.,
as Lender

By:	/s/ Kieran Mahon
Name: Kieran Mahon
Title: Director

[Signature Page to Sixth Amendment]

Bank of Montreal,
as Lender

By:	/s/ Christina Boyle
Name: Christina Boyle
Title: Managing Director

[Signature Page to Sixth Amendment]

U.S. BANK NATIONAL ASSOCIATION,
as Lender

By:	/s/ Susan M. Bowes
Name: Susan M. Bowes
Title:Senior Vice President

[Signature Page to Sixth Amendment]

Citibank, N.A.,
as Lender

By:	/s/ Keith Lukasavich
Name: Keith Lukasavich
Title:Managing Director & Vice President

[Signature Page to Sixth Amendment]

GOLDMAN SACHS BANK USA,
as Lender

By:	/s/ Eddie Arhagba
Name: Eddie Arhagba
Title:Authorized Signatory

[Signature Page to Sixth Amendment]

PNC Bank National Association,
as Lender

By:	/s/ Scott Gross
Name: Scott Gross
Title:AVP

[Signature Page to Sixth Amendment]

State Bank of India, New York Branch
as Lender

By:	/s/ Manoranjan Panda
	Name:	Manoranjan Panda
	Title:	VP & Head (Credit Management Cell)

[Signature Page to Sixth Amendment]

BANK OF CHINA, LOS ANGELES BRANCH,
as Lender

By:	/s/ Yong Ou
	Name:	Yong Ou
	Title:	SVP & Deputy Branch Manager

[Signature Page to Sixth Amendment]

Mercantil Commercebank, N.A.,
as Lender

By:	/s/ Yuraima Rodriguez
	Name:	Yuraima Rodriguez
	Title:	VP

By:	/s/ Miguel A. Palacios
	Name:	Miguel A. Palacios
	Title:	EVP

[Signature Page to Sixth Amendment]

Crédit Industriel et Commercial, New York Branch,
as Lender

By:	/s/ Marcus Edward
	Name:	Marcus Edward
	Title:	Managing Director

By:	/s/ Garry Weiss
	Name:	Garry Weiss
	Title:	Managing Director

[Signature Page to Sixth Amendment]

Bank of Taiwan, Los Angeles Branch
as Lender

By:	/s/ Su Chi Liang
	Name:	Su Chi Liang
	Title:	AVP and Deputy General Manager

[Signature Page to Sixth Amendment]

Chang Hwa Commercial Bank, Ltd.,
Los Angeles Branch
as Lender

By:	/s/ Jeng-Ping Tang
	Name:	Jeng-Ping Tang
	Title:	AVP & Assistant General Manager

[Signature Page to Sixth Amendment]

FIRST COMMERCIAL BANK, LTD., a Republic of China Bank acting through its LOS ANGELES BRANCH, as Lender

By:	/s/ Yuan-Gan Ju
Name:	Yuan-Gan Ju
Title:	Senior Vice President & General Manager

[Signature Page to Sixth Amendment]

Hua Nan Commercial Bank, Ltd, Los Angeles
Branch

as Lender

By:	/s/ Gary Hsu
	Name:	Gary Hsu
	Title:	VP & General Manager

[Signature Page to Sixth Amendment]

TAIWAN BUSINESS BANK, LOS ANGELES BRANCH,
as Lender

By:	/s/ SUNG-SHUI CHIU
	Name:	SUNG-SHUI CHIU
	Title:	SVP & GENERAL MANAGER

[Signature Page to Sixth Amendment]

BankPlus,
as Lender

By:	/s/ Jay Bourne
	Name:	Jay Bourne
	Title:	FVP

[Signature Page to Sixth Amendment]

Acknowledged and agreed:

ACTIVISION ENTERTAINMENT HOLDINGS, INC.

By:	/s/ Dennis Durkin
	Name:	Dennis Durkin
	Title:	Chief Financial Officer and Treasurer

ACTIVISION PUBLISHING, INC.

By:	/s/ Dennis Durkin
	Name:	Dennis Durkin
	Title:	Chief Financial Officer and Treasurer

BLIZZARD ENTERTAINMENT, INC.

By:	/s/ Michael S. Morhaime
	Name:	Michael S. Morhaime
	Title:	Chief Executive Officer and President

KING.COM (US), LLC

By:	/s/ Chris B. Walther
	Name:	Chris B. Walther
	Title:	Chief Legal Officer

[Signature Page to Sixth Amendment]

Schedule I

Refinancing Tranche A Term Lenders

Lender	Refinancing Tranche A Term Commitment(1)
Bank of America, N.A.	$295,065,446.19
JPMorgan Chase Bank, N.A.	$295,065,446.19
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$253,154,555.85
Mizuho Bank, Ltd.	$253,154,555.85
SunTrust Bank	$253,154,555.85
Wells Fargo Bank, N.A.	$253,154,555.85
Bank of Montreal	$191,455,014.42
U.S. Bank National Association	$170,182,235.05
Citibank, N.A.	$170,182,235.05
Goldman Sachs Bank USA	$93,525,805.11
PNC Bank National Association	$70,174,728.26
State Bank of India, New York	$59,255,509.05
Bank of China, Los Angeles Branch	$50,790,436.32
Mercantil Commercebank, N.A.	$29,745,515.75
Crédit Industriel et Commercial, New York Branch	$28,069,891.30
Bank of Taiwan, Los Angeles Branch	$16,930,145.43
Chang Hwa Commercial Bank, Ltd., Los Angeles Branch	$16,930,145.43
First Commercial Bank, Ltd., A Republic of China Bank Acting Through Its Los Angeles Branch	$16,930,145.43
Hua Nan Commercial Bank, Ltd, Los Angeles Branch	$12,697,609.07
Taiwan Business Bank, Los Angeles Branch	$12,697,609.07
BankPlus	$8,465,072.75
Total:	$2,550,781,213.27

(1)  Commitments are rounded to two decimal places.

Schedule II

Activision Entertainment Holdings, Inc.
Activision Publishing, Inc.
Blizzard Entertainment, Inc.
King.com (US), LLC